UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest
event reported) October 17, 2017

PacWest Bancorp

(Exact name of registrant as specified in its charter)

Delaware	001-36408	33-0885320
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

9701 Wilshire Blvd., Suite 700, Beverly Hills, California 90212

(Address of principal executive offices and zip code)

(310) 887-8500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230-425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.*

On October 17, 2017, PacWest Bancorp announced its financial results for the three and nine months ended September 30, 2017.  The press release announcing the financial results for the three and nine months ended September 30, 2017 is furnished as Exhibit 99.1 and incorporated herein by reference. A presentation regarding the Company’s financial results for the three and nine months ended September 30, 2017 is furnished as Exhibit 99.2 and incorporated herein by reference.

Item 7.01  Regulation FD Disclosure.*

DFAST Results

On October 17, 2017, in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and the regulations promulgated thereunder by the Board of Governors of the Federal Reserve System (“FRB”), PacWest Bancorp (the “Company”) disclosed the results of, and risks and assumptions relating to, the supervisory severely adverse scenario of its 2017 Dodd-Frank Act company-run stress test (“DFAST”) for the Company and its wholly-owned banking subsidiary, Pacific Western Bank (the “Bank”).

Results for both the Company and the Bank are available on PacWest’s website at www.pacwestbancorp.com under the “News and Market Data” section of the website.

A copy of the presentation disclosing the DFAST results is furnished as Exhibit 99.3 and incorporated herein by reference.

Item 8.01 Other Events.

The information set forth under the captions “CU Bancorp Merger Announcement” and “Forward Looking Statements” in the press release furnished as Exhibit 99.1 is incorporated by reference in this Item 8.01.

Item 9.01 Financial Statements and Exhibits.*

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated October 17, 2017 announcing PacWest’s results of operations and financial condition for the three and nine months ended September 30, 2017.
99.2	Earnings Release Presentation dated October 17, 2017
99.3	Presentation dated October 17, 2017 disclosing PacWest’s annual Dodd-Frank Act company-run stress test results.

*The information furnished under Item 2.02, 7.01, and Item 9.01 of this Current Report on Form 8-K, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of PacWest Bancorp under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated October 17, 2017 announcing PacWest’s results of operations and financial condition for the three and nine months ended September 30, 2017.
99.2	Earnings Release Presentation dated October 17, 2017
99.3	Presentation dated October 17, 2017 disclosing PacWest’s annual Dodd-Frank Act company-run stress test results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PacWest Bancorp

By:	/s/ Bart R. Olson
Name:	Bart R. Olson
Title:	Executive Vice President

Date:  October 17, 2017